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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-16843) of The Carbide/Graphite Group, Inc. of our report dated June 8, 2001 relating to the financial statements of The Carbide/Graphite Group Savings Investment Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

Pittsburgh, Pennsylvania
June 29, 2001